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                                                                    Exhibit 23.4


                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Green Tree Financial Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "EXPERTS."



                                       /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
December 15, 1997